UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  May 28, 1999
                        --------------------------------
                        (Date of Earliest Event Reported)




                     Computer Associates International, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                          1-9247                 13-2857434
----------------------------           ------------           ----------------
(State or Other Jurisdiction           (Commission            (IRS Employer
    of incorporation)                   File Number)          Identification No.



     One Computer Associates Plaza, Islandia, New York             11749
     -------------------------------------------------           ----------
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code:   (516) 342-5224
                                                             --------------

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         The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on June 14, 1999, as set forth in the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

              The independent auditors' report and the following consolidated financial statements of PLATINUM are attached:

                 Consolidated Balance Sheets as of December 31, 1998 and 1997.

                 Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996.

                 Consolidated Statements of Comprehensive Loss for the years ended December 31, 1998, 1997 and 1996.

                 Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996.

                 Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

                 Notes to consolidated financial statements.

              The following unaudited interim consolidated financial statements of PLATINUM are incorporated by reference to PLATINUM's Form 10-Q as of and for the three months ended March 31, 1999 as filed with the Securities and Exchange Commission on May 14, 1999:

                 Consolidated Balance Sheet as of March 31, 1999.

                 Consolidated Statements of Operations for the three months ended March 31, 1999 and 1998.

                 Consolidated Statements of Comprehensive Income (Loss) for the three months ended March 31, 1999 and 1998.

                 Consolidated Statements of Cash Flows for the three months ended March 31, 1999 and 1998.

                 Notes to consolidated financial statements.

         (b)  Pro Forma Financial Information.

              The   following   unaudited  pro  forma   consolidated   financial
              statements of the Company and PLATINUM are attached:

                 Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1999.

                 Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1999.

                 Notes to unaudited pro forma condensed combined financial statements.

         (c)  Exhibits

              The  following   exhibits  are  filed  with  this  Form  8-K/A  or
              incorporated by reference as set forth below:

                15 Acknowledgment of Independent Certified Public Accountants regarding Independent Auditors' Review Report.

                23.1 Consent of KPMG LLP with respect to PLATINUM's financial statements.

                23.2 Consent of Arthur Andersen LLP with respect to Mastering, Inc.'s financial statements.

                23.3 Consent of Ernst & Young LLP with respect to Logic Works, Inc.'s financial statements.

                23.4 Consent of Luboshitz, Kasierer & Co. with respect to Memco Software, Ltd.'s financial statements.

                99.1 Report of Arthur Andersen LLP on Mastering, Inc.'s financial statements, incorporated by reference to
                       Exhibit 99.1 to PLATINUM's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 10-K").

                99.2   Report  of  Ernst  & Young  LLP on  Logic  Works,  Inc.'s
                       financial   statements,   incorporated  by  reference  to
                       Exhibit 99.2 to the 1998 10-K.

                99.3 Report of Luboshitz, Kasierer & Co. on Memco Software, Ltd.'s financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Computer Associates International, Inc.


Dated:   June 18, 1999                       By: /s/ Ira Zar
                                                ---------------
                                                Ira Zar
                                                Senior Vice President and Chief
                                                Financial Officer




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                                                   EXHIBIT INDEX


Exhibit No.                                Exhibit

    15 Acknowledgment of Independent Certified Public Accountants regarding Independent Auditors' Review Report.

    23.1   Consent of KPMG LLP with respect to PLATINUM's financial statements.

    23.2 Consent of Arthur Andersen LLP with respect to Mastering, Inc.'s financial statements.

    23.3 Consent of Ernst & Young LLP with respect to Logic Works, Inc.'s financial statements.

    23.4 Consent of Luboshitz, Kasierer & Co. with respect to Memco Software, Ltd.'s financial statements.

    99.3 Report of Luboshitz, Kasierer & Co. on Memco Software, Ltd.'s financial statements.